UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 16, 2015

NIMBLE STORAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36233	26-1418899
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 River Oaks Parkway San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 16, 2015, Nimble Storage, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (“Annual Meeting”) and the following proposals were adopted:

1.	Election of three Class II directors, James J. Goetz, William D. “BJ” Jenkins, Jr., and Ping Li, each to serve a three-year term, which will expire at the 2018 Annual Meeting of Stockholders or until such time as their respective successors have been duly elected and qualified:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
James J. Goetz	56,595,050	2,084,070	12,220,153
William D. “BJ” Jenkins, Jr.	58,606,444	72,676	12,220,153
Ping Li	51,850,912	6,828,208	12,220,153

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
70,023,664	775,763	99,845	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBLE STORAGE, INC.

Date: July 20, 2015	By:	/s/ Anup Singh
Anup Singh Chief Financial Officer